                                                                 Exhibit 5(i)(i)

                                       MetLife/R/ Retirement & Savings Center
                                         Metropolitan Life Insurance Company
                                     One Madison Avenue, New York, NY 10010-3690

                                     Contract Number ___________________________
                                     (To be completed by MetLife)

Variable Annuity
Application
(Preference Plus(R) Account)

/ / Non-Qualified   / / IRA Section 408(b)   / / Roth IRA Section 408A
/ / SEP Section 408(k)

1  Annuitant (Annuitant will be Owner unless item 2 is completed)

-----------------------------------------------------  -------------------------
First Name     Middle Initial     Last Name            Date of Birth

-----------------------------------------------------  -------------------------
Street Address                                         Social Security Number

-----------------------------------------------------
City                      State            Zip Code    Sex: / / M / / F

---------------------  ---------------------   ----------  ---------------------
Home Telephone Number  Work Telephone Number   Occupation  Relationship to Owner

2 Owner (Non-Qualified Only) Complete if Owner is different from Annuitant - See Note 1 at end of application.

-----------------------------------------------------  -------------------------
First Name     Middle Initial     Last Name            Date of Birth

-----------------------------------------------------  -------------------------
Street Address                                         Social Security Number
                                                       or Tax ID Number
-----------------------------------------------------
City                      State            Zip Code    Sex:/ / M / / F

---------------------  ---------------------   -----------
Home Telephone Number  Work Telephone Number   Occupation

     Are you retired? / / Yes   / / No


3  Joint Owner (Non-Qualified Only)

-----------------------------------------------------  -------------------------
First Name     Middle Initial     Last Name            Date of Birth

-----------------------------------------------------  -------------------------
Street Address                                         Social Security Number

-----------------------------------------------------
City                      State            Zip Code    Sex:/ / M / / F

                                                       -------------------------
                                                       Relationship to Owner

---------------------  ---------------------   -----------
Home Telephone Number  Work Telephone Number   Occupation

     Are you retired? / / Yes   / / No

(If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner designation specifies otherwise.)

4  Beneficiary

Primary

---------------------------   -------------------------   ----------------------
Name                          Relationship to Owner       Social Security Number

---------------------------   -------------------------   ----------------------
Name                          Relationship to Owner       Social Security Number

---------------------------   -------------------------   ----------------------
Name                          Relationship to Owner       Social Security Number


Contingent

---------------------------   -------------------------   ----------------------
Name                          Relationship to Owner       Social Security Number

---------------------------   -------------------------   ----------------------
Name                          Relationship to Owner       Social Security Number

(For payment due on Owner's death, the Owner's estate will be paid if no Beneficiary is named. Not applicable to Annuitant's death if Owner and Annuitant are different.)

038-PPA-IRA/SEP/NQ(0998)

5  Purchase Payment Information

   a)  Total of checks submitted now with the application         $ ____________
       Total estimated future transfers (include transfer forms)  $ ____________
       Total Initial Purchase Payment                             $ ____________

   b) Schedule of automated purchase payments: $ _________ per purchase payment _________ times per year

   c) I irrevocably designate my IRA, Roth IRA or SEP contribution as follows:

    1. (Complete for IRA, Roth IRA or SEP)
       Tax Year 19___  $ ______________(current tax year)
       Tax Year 19___  $ ______________ (prior tax year)

    2. (Complete for IRA or SEP)
       $_____________ Direct Transfer from traditional IRA to MetLife traditional IRA
       $_____________ Rollover (within 60 days) from traditional IRA to MetLife traditional IRA
       $_____________ Direct Rollover from tax qualified plan to a MetLife traditional IRA

    3. (Complete for Roth IRA)

       $_____________ Conversion/Rollover from traditional IRA to MetLife Roth
                      IRA
       $_____________ Direct Transfer from a Roth IRA to MetLife Roth IRA $_____________ Rollover (within 60 days) from Roth IRA to MetLife Roth
                      IRA

       Enter the applicable contribution date(s) for the Roth IRA from which this transfer is being made:

       / / ___ /___ /___ Date of the earliest conversion/rollover (from a traditional IRA), if any, that you made to the Roth IRA from which this transfer is being made.

       / / ___ /___ /___ Date of the first regular (non-conversion)
                         contribution, if any, that you made to the Roth IRA from which this transfer is being made.

    d) For IRA/NQ If salary deductions are to be made by automated payroll deduction, please indicate:

       Employer's Name_______________________   Employer's Group No. ___________

    e) SEP Only (For new groups, please attach SEP Agreement and Funding Authorization Form #T22698)

        1. Existing Group No._______________   2. Employer ID No. (if other than
           Social Security No.) ___________________
        3. New Group: Name of Plan or Arrangement ______________________________

6  Check-O-Matic (not available for SEP)

I authorize MetLife to draw checks or share drafts, to issue directions to debit a checking account, or to initiate electronic fund transfer debits each month to pay purchase payments on this annuity. This arrangement will begin on or about the annuity's effective date and will end when I revoke it by written notice to MetLife, or when MetLife revokes it by written notice to me. The purchase payments will be $ _________a month and will be paid on or about the _________ of each month. Attached is a voided blank check, draft or bank specifications sheet.

I authorize the bank named below to pay and charge to my account: checks, share drafts, electronic fund transfer debits or other account debits made by MetLife under this agreement. I agree that the bank's treatment of any such check, share draft, electronic fund transfer debit and the bank's right with respect to it will be the same as if I personally signed or initiated it, and that if it is dishonored for any reason, the bank will not be under any liability. I agree that the bank may treat this arrangement as valid and effective until it receives written notice of its revocation or until the bank ends it earlier.

________________________________________________  ____________________________
Signature of Depositor                            Name of Bank

________________________________________________  ____________________________
Name of Depositor (as it appears in bank records) Branch (where account is kept)

________________________________________________  ____________________________
Name of Joint Depositor                           Transit Number

7  Replacement (attach the appropriate forms)

   Have you taken, or will you be taking, any money from a life insurance policy or annuity contract to put into the annuity you are applying for? This includes the following:

      Full or partial withdrawals of dividends or cash values, loans, pledging as collateral, reissuing with less cash value, suspension or reduction of premium or purchase payment, automatic premium loan or invoking an accelerated payment arrangement.

       / / Yes      / / No  If Yes, you must provide details below
      (regardless of whether state replacement rules apply)

                                                                                   Check /x/ if IRC
     Company Name        Policy/Contract #        Describe the Transaction           Section 1035      Check /x/ if Group
                                             (e.g. full withdrawal of cash value)     Exchange           Life or Annuity
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

8  Investment Objective and Allocation
   (a) Primary Investment Objective: (Check only one)

    / / Preservation of Capital / / Income / / Growth & Income / / Growth / / Aggressive Growth

   (b) Secondary Investment Objective: (Optional)

    / / Preservation of Capital / / Income / / Growth & Income / / Growth / / Aggressive Growth

   (c) Was the Asset Allocation Questionnaire used for this sale?
       / / Yes (If Yes, please submit a copy with the application.)
       / / No

   (d) Indicate the percentage of your initial payment to be allocated to each funding option. Percentages must be in whole numbers and total 100%. This allocation will apply to future payments unless changed by the Owner. You may change your allocation at any time. If you choose Index Selector(SM), do not complete this item 8(d).

      Fixed Interest Account                    ___________ %

      State Street Research
      Aggressive Growth Division                ___________ %
      Diversified Division                      ___________ %
      Growth Division                           ___________ %
      Income Division                           ___________ %

      Harris Oakmark
      Large Cap Value Division                  ___________ %

      Janus
      Mid Cap Division                          ___________ %

      Loomis Sayles
      High Yield Bond Division                  ___________ %

      Neuberger&Berman
      Partners Mid Cap Value Division           ___________ %

      Santander
      International Stock Division              ___________ %

      Scudder
      Global Equity Division                    ___________ %

      T. Rowe Price
      Large Cap Growth Division                 ___________ %
      Small Cap Growth Division                 ___________ %

      Lehman Brothers Aggregate
       Bond Index Division                      ___________ %
      MetLife Stock Index Division              ___________ %
      Morgan Stanley EAFE Index Division        ___________ %
      Russell 2000 Index Division               ___________ %

      Total must equal                                   100%

   (e) Optional Automated Investment Strategies:

       Select only ONE strategy. You must complete item 8(d) for all strategies except Index Selector.

            / / Equity Generator(SM)        / / Equalizer(SM)
            / / Rebalancer(SM)              / / Aggressive Equity Generator(SM)
            / / Aggressive Equalizer(SM)    / / Allocator(SM)  (attach form)
            / / Index Selector Allocation Models (see instructions below)

Index Selector: Check only ONE of the categories below. Do not complete item 8
(d) above. 100% of your contribution will be allocated to the Index Selector category you choose in accordance with your risk tolerance. See your Representative for information on the current allocations in each category and for help in determining your risk tolerance.

/ / Conservative   / / Conservative to   / / Moderate   / / Moderate to
                       Moderate                             Aggressive

/ / Aggressive

I understand that MetLife will allocate my initial payment and future contributions based on the current allocation for the Index Selector category I select for as long as I remain in this category. I accept this current allocation and understand it may change at any time (after MetLife notifies me about the change). MetLife will rebalance the amount in the Index Divisions and the Fixed Interest Account each calendar quarter to match the applicable allocation percentages for that category.

9  Financial Disclosure

   (a)  Purpose of purchasing this annuity: / / Retirement
        / / Other (please specify)  ___________________________

   (b) Total Annual Income $ ___________________________________________________
       Source of Income_________________________________________________________

   Note: You cannot contribute to a Roth IRA or convert/rollover a traditional IRA to a Roth IRA if your income exceeds certain limits set forth under IRC Sections 408 & 408A. (Consult your tax advisor.)

   (c) Source of funds for purchasing this annuity:

    / / CD (Certificate of Deposit)  / / Discretionary Income
    / / Savings Account     / / Pension Rollover/Transfer    / / Loan
    / / Money Market Fund   / / Other Mutual Fund    / / Other ________________

   (d) Is the source of funds a MetLife or MetLife Securities Inc. contract/account? / / Yes / / No

   (e) Ages of Dependents

   (f) For IRA, Roth IRA and SEP, please indicate your vested retirement funds (excluding your initial contribution).

       / / $0-9,999              / / $10,000-19,999        / / $20,000-39,999
       / / $40,000-69,999        / / $70,000-99,999        / /  $100,000-249,999
       / / $250,000+

   (g) For Non-Qualified, please indicate your assets (Net savings and investments exclusive of personal residence, home furnishings and personal automobiles).

       / / $0-9,999              / / $10,000-19,999        / / $20,000-39,999
       / / $40,000-69,999        / / $70,000-99,999        / / $100,000-249,999
       / / $250,000+

10 Signatures

   (If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign. Note:
   Earnings in this contract may be taxable annually to the Owner. Consult your tax advisor.)

   I hereby represent that, to the best of my knowledge and belief, I am eligible, under federal tax law, to contribute said amount to this annuity and that the information I have provided above to be correct and true. I understand that all values provided by the contract being applied for, which are based on the investment experience of the Separate Account, are variable and are not guaranteed as to the amount.

__________________________________           Signed at _________________________
Signature of Annuitant                                   City           State

__________________________________           Date:   ________/_________/________
Signature of Owner                                   Mo.       Day        Yr.
(if other than Annuitant)

__________________________________           Date:   ________/_________/________
Signature of Joint Owner                             Mo.       Day        Yr.

--------------------------------------------------------------------------------

Account Representative Information

I personally saw the Proposed Owner when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge. I have delivered a current Preference Plus Account prospectus and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable.

/ / Are you licensed in the state of signing? / / Yes  / / No

o Has the applicant taken, or will they be taking, any money from a life insurance policy or annuity contract to put into the annuity the applicant is applying for (as described in section 7)?
   / /  Yes    If Yes, please attach a copy of replacement forms.
   / /  No

o  Was an Asset Allocation Questionnaire used in connection with section 8?
   / /  Yes    If Yes, please attach a copy to this application.
   / /  No

_________________________________________________     __________________________
Producer Identity (District, Agency/Agency Index)     Agency Telephone Number

Signature _______________________________________     __________________________
                                                      License ID #

__________________________________________   Date:   _________/________/________
Print Full Name                                      Mo.       Day        Yr.


Note 1 (Non-Qualified Only): If the Owner is a grantor trust, please furnish the social security number of the grantor or the person who is considered the Owner of the Trust for federal income tax purposes in item #2. If the Owner is a Trust, other than a grantor trust, we require the Trust's TIN in item #2. The earnings in the contract will be taxable to the Owner each year unless the Trust holds the contract for federal tax purposes as an Agent for an individual. If the Trust is an Agent for a natural person, please furnish us with a statement signed by the Trustee that all the beneficial interest in the Trust (both income and remainder) must be held for the benefit of an individual.



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